Exhibit 99.1

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

PURCHASE AND SALE AGREEMENT

This agreement (“Agreement”) is made effective as of April 1, 2003, (the “Effective Date”) by and between GRAPHIC PACKAGING CORPORATION, a Delaware corporation (“SUPPLIER”), and COORS BREWING COMPANY, a Colorado corporation (“COORS”); COORS and SUPPLIER may sometimes be referred to individually as a “Party” or collectively as the “Parties”.

NOW, THEREFORE, in consideration of the premises, the mutual promises, and the representations, warranties and covenants herein contained, the sufficiency of which is hereby mutually acknowledged, the Parties agree as follows:

ARTICLE 1
TERM

This Agreement shall be effective as of the Effective Date and shall expire on December 31, 2006 unless earlier terminated as provided herein, (the “Term”).   Notwithstanding the foregoing, for purposes of volume rebates pursuant to Exhibit C4, quality ratings under the Service Requirements pursuant to Exhibit F, forecasting accuracy incentives pursuant to Exhibit G, and cost savings pursuant to Exhibit I, shall be calculated and paid effective as of January 1, 2003.

ARTICLE 2
SUPPLIER PRODUCT OBLIGATIONS

2.1                                 Product Specifications.  SUPPLIER agrees to sell to COORS and COORS agrees to purchase from SUPPLIER, the products described on Exhibit A1 attached hereto (the “Product(s)”) conforming to the specifications described on Exhibit B attached hereto (the “Specifications”).

2.2                                 New Products.  During the Term, COORS may provide SUPPLIER with the opportunity to compete to supply other promotional or new products (“New Products”).  If the Parties agree to add other promotional or new products, Exhibits A, B and C shall be amended in writing accordingly.  COORS and SUPPLIER shall develop a documented process for evaluating concepts, designs, production, pricing and testing of other promotional or new products that are to be supplied by SUPPLIER under this Agreement.

2.3                                 Product Delivery and Sourcing.  SUPPLIER agrees to deliver the Products to COORS at the designated destinations in Golden, CO; Memphis, TN; Shenandoah, VA; Waco,

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

TX or a COORS-specified carrier.  COORS shall pay the delivered or collect charges as set forth on Exhibit C1.  SUPPLIER shall bear the risk of loss until receipt by COORS at the designated destination for all Products that SUPPLIER arranges for delivery.  For any Product that is delivered to a COORS-specified carrier by SUPPLIER, COORS shall bear the risk of loss.  Products delivered to COORS’ facilities shall be sourced from SUPPLIER’s facilities identified on Exhibit A1 unless otherwise approved by COORS.  Any additional freight charges incurred due to a change by SUPPLIER in sourcing Product from a facility different than designated in this Section shall be paid by SUPPLIER.

2.4                                 Alternate Sourcing.  SUPPLIER shall qualify at least one of its facilities, not designated as the primary source in Section 2.3, as an alternate source of Products for Golden, CO; Memphis, TN; Shenandoah, VA; and Waco, TX.  Additionally, SUPPLIER shall provide a sourcing contingency plan to COORS as specified on Exhibit A2, which shall be submitted to COORS annually, or when requested, for review and approval.

2.5                                 Duties of SUPPLIER.  SUPPLIER shall perform the duties described on Exhibit E attached hereto.

2.6                                 Designation of Raw Materials.  SUPPLIER shall use raw materials to manufacture or assemble the Products that are acceptable to COORS in COORS’ discretion.  COORS hereby expressly limits its liability for the cost of raw materials to no more than the actual cost of such materials, although SUPPLIER shall mitigate or minimize the loss of raw materials to the maximum extent possible.   In no event shall COORS be responsible for SUPPLIER acquiring more than a ninety (90) day supply of such raw materials, based on COORS’ volume requirements for such materials unless specifically authorized in writing by COORS and provided to SUPPLIER.  COORS shall not be responsible for payment of obsolete raw materials that exceed a ninety (90) day supply.

ARTICLE 3
COORS PRODUCT OBLIGATIONS

3.1                                 Products Volume.

(a)                                  Commencing on the Effective Date, SUPPLIER shall sell to COORS and COORS shall purchase from SUPPLIER such quantity of Products as shall be specified on COORS’ purchase orders addressed to SUPPLIER in writing from time to time.  COORS does not warrant or represent that it will have requirements for any particular volume of Products during the Term hereof except that: (1) COORS’ purchase of Coors Light laminated paperboard structures shall total 100% of its requirements; and (2) COORS’ total purchase of all Products in any calendar year during the Term shall equal at least [* * *] .  In the event COORS’ total purchase of Products is less than [* * *] Supplier, in its sole discretion, shall have the option to adjust pricing for the following calendar year in accordance with Exhibit C5.

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

(b)                                 COORS shall give SUPPLIER a first right of refusal and an adequate and fair opportunity (including directional expectations) to provide any alternative or new Coors Light laminated paperboard structure by providing SUPPLIER with written notice of any such alternative or new structure.  SUPPLIER shall respond as soon as possible but no later than nine (9) business days from the date it receives the notice to advise COORS whether it will elect to produce the structure and of its pricing for the structure (“SUPPLIER Response”).  If COORS finds that SUPPLIER’s Response is competitive by meeting all of the requirements in sub (c) below, and is consistent with the alternate supplier’s terms and conditions, SUPPLIER shall be awarded the alternate or new structure.  If COORS finds that SUPPLIER Response regarding pricing is not competitive under sub (c)(3) below, and no other exceptions in sub (c) apply, COORS shall promptly provide to SUPPLIER the option to re-price its structure within three (3) business days.  Based on SUPPLIER’S re-pricing, COORS, in its sole discretion, may either award the alternate or new structure to SUPPLIER or to an alternate supplier.  Notwithstanding the language in this sub (b), in no event shall COORS be required to breach its obligations of confidentiality to a third party in order to comply with the provisions of this paragraph (e.g. disclose the name of the alternative supplier, or disclose the alternative supplier’s confidential new technologies or pricing).

(c)                                  COORS will be relieved of its obligation under sub (a)(1) above after fulfilling its obligations under sub (b) above, if (1) SUPPLIER is legally prohibited or technically incapable of producing the structure; (2) SUPPLIER is incapable of producing the structure within the time frame COORS establishes to get the structure into the marketplace and another packaging supplier can meet that time frame and all of COORS’ other requirements; (3) SUPPLIER’S structure is not priced competitively; or (4) SUPPLIER does not have sufficient capacity to produce the volumes COORS requires for the structure.

(d)                                 For non-promotional Coors Light laminated paperboard structures, in the event any of the exceptions in sub (c) above applies to the structure, COORS shall provide SUPPLIER with an adequate and fair opportunity to regain the Coors Light volumes in a commercially reasonable timeframe after the exception no longer applies.

3.2                                 COORS Volume Authorization.  SUPPLIER shall not initiate production for any new or promotional product or exceed the authorized volume without prior written authorization by COORS.

3.3                                 SUPPLIER Failure to Supply Volume Requirements.  If SUPPLIER fails to supply the volume requirements to COORS, and COORS provides two (2) weeks advance notice of the volume requirements of Products to SUPPLIER, then COORS, in its sole and absolute discretion may purchase the volume represented by the SUPPLIER shortfall from third parties, in which case SUPPLIER shall pay COORS any reasonable incremental costs, including without limitation, cost of the Products, freight and expediting charges.  COORS shall be entitled to use quantities of Products that it has purchased from third parties prior to resuming purchases from SUPPLIER.

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

3.4                                 Annual Estimates.  On or before each November 30 during the Term, COORS shall provide SUPPLIER with COORS’ best estimate of COORS’ anticipated requirements under subsection 3.1 for Products during the immediately succeeding calendar year.  On or before the last business day of each month, COORS shall provide SUPPLIER with a rolling [* * *] forecast of COORS’ estimated requirements under subsection 3.1 listed by Product style and size.  On or before Wednesday of each week, COORS shall provide SUPPLIER with its estimated requirement for the succeeding week, listed by Product style and size.   A forecasting accuracy incentive shall be paid by SUPPLIER to COORS as described on Exhibit G.

COORS and SUPPLIER acknowledge that from time to time considerable variation will occur between the estimated requirements and final orders.  Notwithstanding such variation, SUPPLIER shall use its commercially reasonable best efforts to accommodate such delivery requirements, but SUPPLIER will not be responsible for any substantial unanticipated variations in Product requirements that it is unable to accommodate.  SUPPLIER shall provide COORS with advance written notice, as soon as reasonably possible, of any anticipated inability to produce and deliver Products in such quantities as are necessary to meet COORS’ requirements.

3.5                                 Product Inventory.  SUPPLIER is expected to maintain a minimum of [* * *] inventory  (“Minimum Inventory”) and shall not exceed a maximum of [* * *] of inventory  (“Maximum Inventory”), based upon a weekly calendar average of 52 weeks.  If SUPPLIER is unable to maintain the Minimum Inventory, SUPPLIER shall immediately notify COORS.  SUPPLIER will furnish inventory in accordance with first in, first out inventory methods, and will assist COORS in managing and minimizing obsolete Products resulting from Specification or copy changes.  SUPPLIER shall provide inventory reports to COORS on the last business day of each week.  These inventory reports shall include, but not be limited to, finished goods, held inventories (including potential Defective Products), and obsolete inventories.  In no event, once COORS notifies SUPPLIER that a Product is obsolete, will COORS be required to purchase obsolete inventory older than ninety (90) calendar days.  Inventory storage fees shall be assessed as specified on Exhibit C3.

3.6                                 Suspension of Work.  Subject to Section 3.1, COORS may delay, reduce or suspend its purchase of Products hereunder as COORS may determine to be appropriate for the convenience of COORS.  In the event that COORS shall delay, reduce or suspend the purchase of Products, SUPPLIER shall take all reasonable and commercially prudent steps to mitigate the effects of such delay, reduction or suspension, including maintaining no more than the Maximum Inventory.

3.7                                 Duties of COORS.  COORS shall perform the duties described on Exhibit E attached hereto.

ARTICLE 4
REPRESENTATIONS, WARRANTIES AND COVENANTS

SUPPLIER hereby agrees, represents and warrants to COORS that:

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

4.1                                 In addition to meeting the required Specifications set forth in this Agreement, SUPPLIER is aware of the uses to which COORS intends to put the Products and accordingly the Products are sufficient and fit for those intended uses.  Such warranty regarding fitness for the intended use shall be binding on SUPPLIER for 180 calendar days from the date of manufacture of the Product.  In the event SUPPLIER determines that the Specifications prevent SUPPLIER from providing a warranty that the product is sufficient and fit for its intended uses, SUPPLIER shall provide written notification to COORS, which notification shall identify the portion of the Specifications that prevents SUPPLIER from providing the warranty.  If SUPPLIER provides such notification to COORS, COORS may modify its Specifications so that SUPPLIER may make the warranty required by this Section 4.1;

4.2                                 SUPPLIER shall convey good title to the Products and the Products shall be delivered free of any lien or encumbrance, and free from defects;

4.3                                 SUPPLIER shall produce and deliver the quality and quantity of Products required hereunder and as specified in Exhibits A and B attached hereto;

4.4                                 SUPPLIER warrants that all Products shall conform to a pre-production or production sample that is approved in writing by COORS, including without limitation the color, artwork, texture and quality; that the Products shall conform to the Specifications; that the Products shall be fit for the ordinary purposes for which such Products are used, be of even kind and quality, and be adequately packaged and labeled as the Specifications may require;

4.5                                 The Products delivered hereunder shall comply with all applicable laws, statutes, rules, orders, regulations, and ordinances of any local, state or federal governmental body having jurisdiction over packaging materials for foods and beverages for human consumption;

4.6                                 The Contract Price, the terms, representations, warranties and benefits granted to COORS herein are comparable to or better than the equivalent prices, volumes, terms, warranties and benefits offered by SUPPLIER to its other customers; and

4.7                                 SUPPLIER hereby assigns, to the extent assignable, for the benefit of COORS warranties associated with the Products provided by any manufacturer, subcontractor or third party and SUPPLIER shall enforce such warranties on COORS’ behalf upon COORS’ written request.  The warranties made or assigned by SUPPLIER pursuant to this Agreement or otherwise shall survive the acceptance of and payment for the Products by COORS.  The warranties made or assigned to COORS by SUPPLIER pursuant to this Agreement or otherwise shall benefit COORS and its subsidiaries and affiliated companies and their respective employees, agents, representatives, assigns, subcontractors and customers.

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

ARTICLE 5
QUALITY AND SERVICE

5.1                                 SUPPLIER shall comply with the Service and Quality performance requirements as specified on Exhibit F attached hereto (“Service Requirements”) for Supplier Performance Ratings.  COORS may apply the Service Requirements for each of SUPPLIER’S facilities furnishing Products to each COORS location.  Failure to meet or exceed the Service Requirements for at least a bronze-level supplier at all COORS facilities, based on a simple average will result in a “Supplier In Development” rating.  If SUPPLIER rates as a Supplier in Development or if in COORS’ judgment SUPPLIER’s performance as a Supplier in Development is not showing substantial and steady improvement over any period of time, SUPPLIER may be terminated.  If SUPPLIER rates as a Supplier in Development in any quarter, SUPPLIER shall not be eligible to receive [* * *] implemented the following quarter.  However, if SUPPLIER achieves a gold-level rating, [* * *]

5.2                                 If SUPPLIER identifies Products that do not meet or exceed COORS’ Specifications during their manufacturing process, SUPPLIER shall not ship such Products to COORS until the manufacturing process has been corrected and the Products conform to the Specifications, agreements, representations and warranties contained in this Agreement.

5.3                                 In order to ensure quality and service goals are achieved, the Parties shall conduct quarterly meetings to review the progress toward the standards established in Exhibit F as well as other issues related to this Agreement.  A Steering Committee shall be established that shall meet twice a year to specifically review the Supplier Performance Ratings and other performance measures.  The Parties’ CEOs shall also meet once a year to evaluate and discuss the status of the relationship.

ARTICLE 6
CONSIDERATION

6.1                                 Contract Price.  COORS shall pay to SUPPLIER a sum of money determined in accordance with the schedule attached hereto as Exhibit C1 (the “Contract Price”).  The Contract Price shall be based upon a formula as further detailed on Exhibits C2, C3, C4, and C5 with semi-annual price adjustments as described on Exhibit C2 and annual volume rebates as described on Exhibit C4.  The Contract Price may be adjusted on each semi-annual anniversary of this Agreement during the Term in accordance with Exhibit C2, but only upon delivery of evidence of increase in costs of raw materials or labor satisfactory to COORS at least thirty (30)  calendar days prior to the increase under this Agreement.

6.2                                 Payment Terms and Invoices.  For SUPPLIER’S invoices that are received by COORS by the 24th – 8th of a month, COORS shall pay SUPPLIER for those Products on the 15th day (or the next business day if the 15th day is not a business day) of that month.  For SUPPLIER’S invoices that are received by COORS between the 9th – 23rd of a month, COORS shall pay SUPPLIER for those Products on the 30th day (or the next business day if the 30th day

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

is not a business day) of the month in which the Product is received. [* * *]  For costs that are to be paid as a direct pass-through by COORS, SUPPLIER shall separately invoice COORS for those costs, including any discount SUPPLIER received and COORS shall pay according to the above payment terms [* * *] .  SUPPLIER shall invoice COORS for all goods and services provided under this Agreement within [* * *] after receipt of such goods or services by COORS.  COORS shall not be responsible to pay any invoice received later than [* * *] after receipt of such goods or services.  SUPPLIER shall have [* * *] from the date that COORS received the Product or other goods or services invoiced within which to notify COORS in writing of any claims SUPPLIER might have for payment not made in accordance with the payment schedule outlined in this Section 6.2, or such claims shall be deemed waived by SUPPLIER, including but not limited to all claims for any interest accrued.  All invoices for costs to be paid by COORS, including without limitation freight costs, must be accompanied with a copy of the invoice or bill for such costs, but no backup documentation.  In addition to invoices, monthly statements shall be submitted by SUPPLIER to COORS.  Invoices and statements shall be mailed to:  Coors Brewing Company, Disbursements Department, PO Box 889, CE346, Golden, CO 80402-0889.

ARTICLE 7
COST SAVINGS MEASURES

7.1                                 COORS’ goal for SUPPLIER is for SUPPLIER to provide an annual cost savings to COORS as identified on Exhibit I.

7.2                                 SUPPLIER may make recommendations to COORS that SUPPLIER believes will improve the quality of the Products; decrease the price of the Products, the Contract Price or any other costs and expenses to COORS; or improve the process by which COORS utilizes the Products.  SUPPLIER shall present all recommendations in writing to the Designated Representative in such form as required by COORS.  In any event, SUPPLIER’s written recommendations shall include an estimate of the annual projected savings to be realized by COORS as a result of the implementation of SUPPLIER’s recommendations.

7.3                                 COORS may elect to conduct tests of one or more of SUPPLIER’s recommendations and may require the implementation of one or more of the recommendations (or derivations thereof) by SUPPLIER.

7.4                                 Within a reasonable period of time after the recommendations are implemented, COORS shall determine if there has been an actual savings as a result of SUPPLIER’s recommendations.  [* * *] COORS reserves the right to determine in its reasonable discretion whether any cost savings measure proposed hereunder constitutes “actual savings.”

7.5                                 COORS may modify the Specifications set forth on Exhibit B in accordance with any recommendation that COORS elects to implement pursuant to this Section 7.

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

ARTICLE 8
STATUS OF PARTIES

8.1                                 Independent Contractor.  The Parties expressly understand and agree that SUPPLIER is acting as an independent contractor.  Nothing in this Agreement is intended to create a relationship, express or implied, of employer-employee, principal-agent or partnership between COORS and SUPPLIER or between COORS and any individual employed to work under this Agreement by SUPPLIER.

8.2                                 No Direction or Control.  COORS shall have no direction or control over SUPPLIER or SUPPLIER’s employees or the manner and method utilized by SUPPLIER in providing the Products in conformance with the terms, conditions and obligations of this Agreement.  SUPPLIER shall determine and have sole discretion over the manner and methods utilized to provide Products that comply with this Agreement.  SUPPLIER shall be solely responsible for the direction, control and supervision of its acts and the acts of its employees incident to the performance of this Agreement.  SUPPLIER shall not have nor shall it represent itself as having any authority to make contracts in the name of or on behalf of COORS or to pledge COORS’ credit or to extend credit in COORS’ name, or to obligate COORS in any way.

8.3                                 Expenses.  Except as otherwise expressly provided herein, all expenses incurred by SUPPLIER in connection with this Agreement and the manufacture and delivery of the Products shall be the sole responsibility of SUPPLIER.  In the event SUPPLIER makes unauthorized representations or incurs unauthorized expenses resulting in the assertion of a claim against COORS, SUPPLIER shall indemnify and hold harmless COORS against all such claims.

8.4                                 Subcontractor Approval.  SUPPLIER recognizes COORS has chosen it to perform the obligations of this Agreement because of the expertise of SUPPLIER and its employees.  Any subcontractor or agent utilized by SUPPLIER for its performance under this Agreement must be specifically identified to COORS by SUPPLIER and approved by COORS in writing prior to the provision of services or goods by such subcontractor or agent.  Goods purchased by SUPPLIER from a subcontractor or agent shall be included in the SUPPLIER’S Quarterly Quality Report required on Exhibit F.  Subcontractors shall also meet the Specifications set forth on Exhibit B.

8.5                                 Agreement Binding on Subcontractors.  For any subcontractors approved by COORS, SUPPLIER agrees and represents that all subcontractors retained by SUPPLIER have agreed to perform pursuant to the terms of this Agreement.  SUPPLIER shall ensure that any approved agent, representative, assign or subcontractor has executed an appropriate agreement prior to the commencement of work.  Without limiting SUPPLIER’s obligation to obtain an agreement with all approved subcontractors agreeing to be bound by all applicable provisions of this Agreement, SUPPLIER shall provide evidence that all subcontractors are carrying and maintaining insurance policies with coverages, in the same manner and amounts as SUPPLIER is obligated to obtain and furnish pursuant to Section 11 below.  In the event the subcontractor is not able to provide the insurance required in Section 11, SUPPLIER shall be responsible for the

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

difference between that provided by the subcontractor and the amount specified in Section 11 below.

ARTICLE 9
COMPLIANCE

9.1                                 Government Regulations.  Unless otherwise exempt,

(a)                                  the clauses required to be incorporated into government contracts under 41 C.F.R. sections 60-1.4, 60-250.5(a), 60-741.5(a), 48 C.F.R. 22.810, 48 C.F.R. 22.1308, and 48 C.F.R. 22.1408 are incorporated into this Agreement by reference.

(b)                                 SUPPLIER shall comply with all requirements of (a) Executive Order 11246, as amended, and the regulations issued thereunder, (b) the requirements of Section 503 of the Rehabilitation Act of 1973 as amended, and the regulations issued thereunder, (c) the requirements of Section 503 of the Vietnam Era Veterans’ Readjustment Assistance Act of 1972, as amended, 38 U.S.C.§ 4212, Executive Order 11702, and all regulations thereunder, (d) the reporting requirements set forth in 61 C.F.R. 61-250.10 of the Americans with Disabilities Act of 1990, 42 U.S.C. § 12112; and (e) the requirements of 41 C.F.R. Chapter 60.

With respect to (iv), SUPPLIER personnel must meet all COORS requirements for employees eligible to work in a particular job location.  With respect to (v) above, SUPPLIER certifies that if it has fifty (50) or more employees and if it anticipates sales to COORS in connection with government contracts of $50,000 or greater, it will develop a written affirmative action compliance program for each of its establishments consistent with the rules and regulations by the Department of Labor at 41 C.F.R. Chapter 60.

9.2                                 General Laws and Permits.  With respect to this Agreement, SUPPLIER shall (i) comply with any and all applicable federal, state, local or agency laws, regulations, rules, ordinances or other directives, and (ii) obtain all releases, licenses, permits or other authorizations required by any governmental body or authority.

9.3                                 Diverse Suppliers (Minority or Women-Owned Business Enterprises).  When and if SUPPLIER uses suppliers, including contractors and subcontractors, to supply goods and services for COORS’ benefit under this Agreement, SUPPLIER shall spend a minimum of 1% (“Minimum Spend”), with a goal of 3%, of the money spent on those suppliers on diverse suppliers, if such suppliers are both qualified and competitive.  At any time, COORS’ may increase the goal consistent with COORS’ diversity goals.  A diverse supplier is a for-profit enterprise located in the United States or its trust territories, which is controlled, operated and 51 percent owned by a minority member or woman.  Minority members are individuals who are African American, Hispanic American, Native American, Asian-Pacific American and Asian-Indian American.  SUPPLIER will report expenditures on diverse suppliers quarterly on the form attached as Exhibit D.  If SUPPLIER fails to report such expenditures, then SUPPLIER will provide COORS the appropriate data to allow COORS to complete the report and COORS will

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

charge SUPPLIER reasonable fees for COORS’ time spent analyzing and reporting the expenditures.  SUPPLIER is required to achieve the Minimum Spend beginning in 2005.  If SUPPLIER fails to achieve the Minimum Spend, SUPPLIER shall not be entitled to its share of any cost savings project as described on Exhibit I.

9.4                                 WHAM Training.  SUPPLIER shall require all employees of SUPPLIER and its subcontractors to attend a Workplace Hazard and Awareness Management training seminar (“WHAM”) at such time and place designated by COORS prior to working at or on any of COORS’ facilities or property.

ARTICLE 10
INTELLECTUAL PROPERTY

10.1                           Definitions.  For purposes of this Section 10 only:

(a)                                  “Artwork” includes any and all artistic drawings, sketches, photography, renderings and artwork used in connection with, incorporated into or created in connection with the Products, shall be deemed Intellectual Property as defined in this Agreement and shall be owned by COORS.

(b)                                 “COORS” in this Section 10 means COORS and its parents, subsidiaries, and divisions and each of their employees, officers and agents.

(c)                                  “COORS Confidential Information” includes trade secrets and other confidential and proprietary information of COORS, including without limitation, and without abrogating any common law obligations of SUPPLIER to COORS, COORS’ formulas, techniques, and methods of manufacture and/or operation; products designs, drawings, specifications, prototypes and samples and results of research and development, including abandoned projects; Inventions it owns; Intellectual Property; computer programs in source code or object code; earnings and other financial information; past, present or future business plans; the names or buying practices or habits of any of its customers; its marketing methods and related data; lease terms; real property agreements; operating agreements; internal methods of operation; the names of any of its vendors or suppliers not generally known in the industry; costs of products; the prices it obtains or has obtained or at which it sells or has sold its products or services, including discounts; customer lists, including name, address, telephone number, customer contact, sales history and product mix; compensation paid to employees and other terms of employment; specialized equipment used in its processes; any other information which SUPPLIER may become privy to by reason of its relationship with COORS; any oral or written information involving the foregoing or other written information marked “confidential”; the terms and conditions of this Agreement, the cost of the Products, all information provided to COORS by SUPPLIER; and the Contract Price.

(d)                                 “Intellectual Property” includes any and all copyrightable subject matter and copyrights, all common law or registered trademarks, service marks and trade names, all

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

Artwork and any and all trade dress originated, created, developed, generated or resulting by or from COORS.  The Intellectual Property shall be owned by COORS.

(e)                                  “Inventions” includes any and all discoveries, know-how, inventions, patents, products, methods, ideas and the like made or discovered pursuant to this Agreement specifically pertaining to the production of Products.,

(f)                                    “SUPPLIER” in this Section 10 means SUPPLIER and its parents, subsidiaries, divisions,  subcontractors and each of their employees and agents.

(g)                                 “SUPPLIER’S Confidential Information” includes trade secrets and other confidential and proprietary information of SUPPLIER, including without limitation, and without abrogating any common law obligations of COORS to SUPPLIER, SUPPLIER’S formulas, techniques, and methods of manufacture and/or operation; products designs, drawings, specifications, prototypes and samples and results of research and development, including abandoned projects; Inventions it owns; computer programs in source code or object code; earnings and other financial information; past, present or future business plans; the names or buying practices or habits of any of its customers; its marketing methods and related data; lease terms; real property agreements; operating agreements; internal methods of operation; the names of any of its vendors or suppliers not generally known in the industry; costs of products; the prices it obtains or has obtained or at which it sells or has sold its products or services, including discounts; customer lists, including name, address, telephone number, customer contact, sales history and product mix; compensation paid to employees and other terms of employment; specialized equipment used in its processes; any other information which COORS may become privy to by reason of its relationship with SUPPLIER; any oral or written information involving the foregoing or other written information marked “confidential”; the terms and conditions of this Agreement; the cost of the Products; all information provided to SUPPLIER by COORS; and the Contract Price.

10.2                           Product Artwork.  COORS shall be responsible for certain costs associated with the printing plates and cutting dies required for the Artwork, as specified on Exhibit C3. The cost of all other printing and cutting dies (including replacement dies), maintenance, repair and other equipment necessary for the creation of the Products shall be borne by SUPPLIER.  SUPPLIER shall not make any changes to the Artwork without the prior written approval of COORS.  SUPPLIER shall ensure bar code legibility for each Product requiring a bar code in the Specifications.  SUPPLIER shall furnish pre-production samples or production samples, if available, of all Products utilizing the Artwork for COORS’ prior approval.

10.3                           Ownership of Inventions.  The Parties agree that any and all Inventions shall be owned in one of three ways: 1) by SUPPLIER; 2) by COORS; or 3) jointly. The Parties agree to work with each other in good faith to evaluate and develop technology regarding the packaging of COORS’ Products and to determine proper ownership in the Inventions.  Specifically, the Parties agree that there will be a rebutable presumption that all Inventions discovered pursuant to this Agreement are owned solely by SUPPLIER.  SUPPLIER shall be solely responsible for the

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

costs of the development of any Invention (including, but not limited to, research and development expenses and testing expenses).  However, COORS agrees that in order to rebut this presumption and claim sole ownership of an Invention discovered pursuant to this Agreement, it will prepare a detailed written invention disclosure (likely in the form of a document titled “Patent Data Sheet”) and/or a patent application containing claims that meet the requirements for filing with the U.S. Patent and Trademark Office and deliver such Patent Data Sheet or evidence of such patent application to SUPPLIER.  In such case, COORS may request SUPPLIER to assist in the development of a COORS-owned Invention, and if SUPPLIER agrees, which agreement shall not be unreasonably withheld, SUPPLIER will undertake such development efforts and COORS will reimburse SUPPLIER for the costs of such development (including, but not limited to, research and development expenses and testing expenses). If COORS discloses any part of the Invention to SUPPLIER before delivery of the aforementioned Patent Data Sheet or patent application, the presumption is not rebutted and SUPPLIER shall own the Invention, unless within twenty (20) calendar days following any such disclosure, COORS provides to SUPPLIER such Patent Data Sheet or patent application evidencing COORS as the sole owner of the Invention at the time of disclosure.

Joint ownership shall occur if the Parties agree in writing to jointly own the Inventions.  Unless otherwise provided or agreed to in writing, each Party will pay for its development costs according to ownership, and in the case of joint ownership, such expenses shall be shared equally.  Both Parties agree to execute all necessary assignments to enforce the presumption set forth in this Section 10.3.  Accordingly, if under applicable law, COORS is a joint owner of an Invention with SUPPLIER and the requirements for COORS’ joint ownership of such Invention are not met, COORS agrees to assign its rights, if any, to SUPPLIER in such jointly owned Invention.  Likewise, if under applicable law, SUPPLIER is a joint owner of an Invention with COORS and the requirements for SUPPLIER’S joint ownership of such Invention are not met, SUPPLIER agrees to assign its rights, if any, to COORS in such jointly owned Invention.

10.4                           License Grants to Utilize Intellectual Property and Inventions.  COORS hereby grants to SUPPLIER a non-exclusive royalty free, worldwide perpetual right and license to utilize any Intellectual Property and Invention owned solely by COORS under this Agreement in production of packaging Products at COORS’ direction.  Likewise, SUPPLIER hereby grants to COORS a non-exclusive, royalty free, worldwide perpetual right and license to utilize any Invention owned solely by SUPPLIER under this Agreement, with the right to license others, to enable COORS and licensees of COORS to use and commercially exploit Inventions owned by SUPPLIER pursuant to this Agreement.  COORS’ right to license royalty-free to others is limited to alternative suppliers that COORS is allowed to obtain Products from under this Agreement.

10.5                           Protection of SUPPLIER’S Inventions.  SUPPLIER shall have the sole and discretionary worldwide right and responsibility for applying for and obtaining and maintaining registrations or other forms of protection for the Inventions owned solely by it under this

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

Agreement.  With respect to jointly owned Inventions, the Parties agree to protect them in the manner identified in Section 10.3 above.

10.6                           Protection of Intellectual Property and COORS’ Inventions.  COORS shall have the sole and discretionary worldwide right and responsibility for applying for and obtaining and maintaining registrations or other forms of protection for the Intellectual Property and Inventions owned solely by it under this Agreement; provided, however, SUPPLIER and its employees and subcontractors shall assist and fully cooperate with COORS in obtaining and maintaining any such protection for the Intellectual Property or said Inventions as requested by COORS.

10.7                           Nondisclosure Agreement.  When required by COORS, each of SUPPLIER’s employees, agents or subcontractors performing work in connection with the Products under this Agreement shall sign a Nondisclosure Agreement in a form reasonably required by COORS.

10.8                           Covenant of Confidentiality.  Each Party agrees that no Confidential Information of the other Party will be used or disclosed to any third-party individual or organization during the Term of this Agreement or after its expiration or earlier termination.  Further, each Party agrees and promises to control the other Party’s Confidential Information within its organization and to only disclose the other Party’s Confidential Information to its employees and agents to the extent that the same is essential to enable such employee or agent to carry out its obligations hereunder.  Either Party’s Confidential Information delivered to the other Party shall all be returned to that Party promptly upon the expiration or earlier termination of this Agreement.  Neither Party shall issue or release for publication or otherwise, any of the other Party’s Confidential Information, advertise or publicize any information that relates to this Agreement or that mentions or implies the name of COORS or any trade or brand names of COORS, without prior written approval from COORS. The obligations and duties of the Parties under this Article 10 shall survive the termination or expiration of this Agreement.

10.9                           Exclusions to the Parties’ “Confidential Information” Definitions.

(a)                                  “COORS Confidential Information” shall not include (i) information that is in the public domain through no act, omission or fault of SUPPLIER, (ii) Confidential Information that SUPPLIER is required to disclose pursuant to a court order, provided that SUPPLIER informs COORS of the court order and assists COORS in taking reasonable steps to seek a protective order or other appropriate action, and (iii) Confidential Information that SUPPLIER in good faith believes that SUPPLIER is required by law to disclose; provided, SUPPLIER shall first notify COORS of such good faith belief in writing and shall not make any such disclosure if COORS provides SUPPLIER with an opinion prepared by independent counsel for COORS that disclosure is not required by law and agrees to indemnify and hold harmless the SUPPLIER from any and all fees and costs, including reasonable attorneys’ fees, incurred by the SUPPLIER thereby.

(b)                                 “SUPPLIER’S Confidential Information” shall not include (i) information that is in the public domain through no act, omission or fault of COORS, (ii) Confidential

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

Information that COORS is required to disclose pursuant to a court order, provided that COORS informs SUPPLIER of the court order and assists SUPPLIER in taking reasonable steps to seek a protective order or other appropriate action, and (iii) Confidential Information that COORS in good faith believes that COORS is required by law to disclose; provided, COORS shall first notify SUPPLIER of such good faith belief in writing and shall not make any such disclosure if SUPPLIER provides COORS with an opinion prepared by independent counsel for SUPPLIER that disclosure is not required by law and agrees to indemnify and hold harmless COORS from any and all fees and costs, including reasonable attorneys’ fees, incurred by COORS thereby.

10.10                     Breach of Confidentiality.  Each Party acknowledges and agrees that its breach, or alleged breach, of this Article 10 relating to either Party’s Confidential Information may result in irreparable harm to the other Party.  Each Party further acknowledges and agrees that such damages are not readily ascertainable and that remedies at law may be inadequate to compensate for a breach.  Therefore, in the event of a breach, or alleged breach, of the provisions of this Article 10, in addition to any remedy at law, the injured party shall be entitled to pursue any and all remedies that may be available in equity or by temporary or permanent injunction.

10.11                     Intellectual Property Indemnification.  Each Party shall, at its sole expense, hold harmless, indemnify and defend (“Indemnifying Party”) the other Party (“Indemnified Party”) against any and all claims or actions for the infringement of any patent, copyright, service mark, trademark, trade dress, for misappropriation or misuses of any trade secret(s) and for any and all other claims or actions arising from or relating to information, materials or services relating or pertaining to this Agreement, including, without limitation, claims and actions arising from or relating to the manufacture, distribution, display, modification, sale or use of anything prepared by or on behalf of or provided  by Indemnifying Party (collectively “Action”).  The Indemnifying Party shall indemnify the Indemnified Party against any and all damages, costs and expenses, including attorneys’ fees, arising from or relating to any Action.  The Indemnifying Party shall, at the Indemnified Party’s election and in its sole discretion, (1) defend against any Action at Indemnifying Party’s expense using counsel reasonably acceptable to the Indemnified Party or (2) reimburse the Indemnified Party for any and all costs, expenses and legal fees incurred in connection with any Action.  Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into a settlement or compromise of any Action without the Indemnified Party’s prior written approval.  The Indemnified Party shall notify the Indemnifying Party of an Action within a reasonable time after the Indemnified Party has received written notification of such Action.  If the Indemnifying Party fails, refuses or is unable to cure or resolve an Action within forty-five (45) calendar days of receipt of notice, the Indemnifying Party may (1) procure the right to continue making, using, selling or otherwise exploiting any allegedly infringing, misappropriated or misused material, goods, apparatus, device, information, method, process, part or thing; (2) replace same with materials, goods, apparatus, devices, information, methods, processes, parts or things which are not alleged to be infringing, misappropriated or misused; (3) modify any allegedly infringing, misappropriated or misused material, goods, apparatus, device, information, method, process, part or thing to cease being not infringing or becomes properly used or (4) have any allegedly infringing, misappropriated or

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

misused material, goods, apparatus, device, information, method, process, part or thing removed from its premises.  Upon receipt of a written request for reimbursement, the Indemnifying Party shall reimburse the Indemnified Party for any and all costs, expenses and fees arising from or relating to any such action within thirty (30) calendar days of such receipt.

10.12                     Overruns and Second-Quality Goods.  Production overruns, second-quality goods, and any Products rejected or returned by COORS (“Rejected Goods”) and bearing any Intellectual Property shall not be sold, distributed or used in any manner by SUPPLIER without the prior written consent of COORS.  The Parties shall mutually agree upon the manner in which any Rejected Goods may be used, sold or distributed.  In the event SUPPLIER and COORS cannot reach agreement within thirty (30) calendar days concerning liquidation of the Rejected Goods, SUPPLIER shall destroy such Rejected Goods or permanently and completely obliterate or remove all Intellectual Property from the Rejected Goods prior to sale, distribution or use of the Rejected Goods, all at SUPPLIER’S cost and expense.  SUPPLIER shall not deliver any Products that have been previously returned as defective without first notifying the COORS Designated Representative.  COORS reserves the right to reject Products if COORS has reason to suspect that such Products are part of a batch or manufacturing run of Products that have defective Products within the batch or run.  SUPPLIER shall be responsible for all production overruns of raw materials and finished Products outside SUPPLIER-quoted manufacturing tolerances as specified on Exhibit A3.

10.13                     Record Keeping.  SUPPLIER and its employees and subcontractors shall keep written records of their activities relating to work performed or Products supplied to COORS pursuant to this Agreement and shall keep written records of all information, Inventions and Intellectual Property originated by or created or developed for COORS.  SUPPLIER shall promptly disclose to COORS upon its request all such records, and shall permit COORS to inspect, review and copy all such records.

10.14                     Return of Documents and Things.  All records, Intellectual Property, Inventions, Confidential Information and other materials, documents and things made available to either Party or created or developed by SUPPLIER for COORS or developed by COORS shall be delivered to the originating Party upon written request by it or upon the expiration or earlier termination of this Agreement.  Printing cylinders shall not be stripped by SUPPLIER without the prior written approval of COORS.

ARTICLE 11
INSURANCE

11.1                           Insurance.  Prior to commencing any work in connection with the supply of Products hereunder, SUPPLIER shall secure and shall maintain during the performance of its obligations under this Agreement and throughout the Term, at least the following types of insurance and minimum coverage:  (a) Commercial General Liability Insurance, including Contractual Liability and Products/Completed Operations coverage with a combined single limit for bodily injury, death, personal injury and property damage of $2,000,000 per occurrence and

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

$5,000,000 general aggregate, and $5,000,000 Products/Completed Operations aggregate; (b) Automobile Liability Insurance with combined single limit for bodily injury and property damage of $2,000,000 per accident; (c) Statutory Workmen’s Compensation and Occupational Disease Disability Insurance as required by law; and (d) Employer’s Liability Insurance with limits of $1,000,000 for bodily injury by accident, each employee, $1,000,000 for bodily injury by disease, each employee, and $1,000,000 aggregate liability for disease.  SUPPLIER shall furnish to COORS evidence of such insurance coverage in the form of Certificates of Insurance.  COORS shall be named as an additional insured on SUPPLIER’s Commercial General Liability and Automobile Liability insurance policies.  All Certificates of Insurance shall provide that COORS shall be provided thirty (30) calendar days written notice prior to any change, substitution or cancellation of such policies of insurance.  All such insurance policies shall be “occurrence” policies rather than “claims made” policies and shall be issued by companies authorized to do business in Colorado and having a rating of A-X or better by A.M. Best Company.  The foregoing requirements as to the types and limits of insurance coverage to be maintained by SUPPLIER, and any approval or waiver of said insurance by COORS is not intended to and shall not in any way or manner limit or qualify the liabilities and obligations of SUPPLIER pursuant to this Agreement.

11.2                           Statutory Employer Status Under Colorado Worker’s Compensation Law.  The Parties desire to assure the prompt and efficient delivery of disability and medical benefits to injured employees.  Accordingly, for purposes of Articles 40 through 47 of Title 8 of the Colorado Revised Statutes, known as the Worker’s Compensation Act of Colorado, COORS shall be a “statutory employer” of (i) all employees of SUPPLIER, and (ii) of SUPPLIER’s contractors and sub-contractors while they are providing the Products and/or services related to this Agreement.

ARTICLE 12
BREACH, REMEDIES AND TERMINATION

12.1                           Breach.  The occurrence of any one or more of the following events shall constitute a breach and default of this Agreement:

(a)                                  Failure by SUPPLIER or COORS to observe or perform any of the material obligations, covenants, conditions, representations or warranties required of SUPPLIER or COORS pursuant to this Agreement, where such failure is not remedied within thirty (30) calendar days after written notice thereof from the non-breaching Party to the breaching Party; or

(b)                                 Failure by COORS to make any payment due as required by this Agreement and such breach continues for a period of [* * *] after written notice thereof from SUPPLIER; or

(c)                                  If a Party is insolvent, seeks protection from creditors, makes a general assignment for the benefit of creditors, or if a receiver is appointed for its business.

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

12.2                           Force Majeure.  Each Party shall be excused from performance under this Agreement while and to the extent that it is unable to perform, for a cause beyond its reasonable control.  Force majeure shall not include SUPPLIER’s mechanical failure or failures or labor shortages or work stoppages.  In the event either Party is rendered unable wholly or in part by force majeure to carry out its obligations under this Agreement, then the Party affected by force majeure shall give written notice with explanation to the other Party immediately.  Following such notice, the affected obligations of the Party giving notice shall be suspended only during the continuance of the events giving rise to the force majeure provided that the affected Party is acting with due diligence to remedy the events giving rise to the force majeure.  Notwithstanding the foregoing, however, if SUPPLIER is unable to perform for a period of more than [* * *] due to any delay, COORS may terminate this Agreement.

12.3                           Remedies.

(a)                                  In addition to any remedies available to COORS as provided herein, SUPPLIER shall implement overtime, dedicated shipping and additional personnel to avoid any delay in delivery or defective Products. However, in the event there are delayed deliveries or defective Products, COORS shall be entitled to exercise the following remedies.  Any Products not delivered to COORS in accordance with this Agreement or the Specifications set forth in Exhibit B attached hereto may, at COORS’ sole option:  1) be accepted as is, with an equitable adjustment in price; 2) be corrected by COORS or another party under COORS’ direction at SUPPLIER’s reasonable expense; 3) be corrected by SUPPLIER at SUPPLIER’s expense; or 4)  be rejected and returned to SUPPLIER without charge to COORS and with SUPPLIER paying all applicable freight charges; provided, however, COORS shall give SUPPLIER at least twenty-four (24) hours advance notice of its intention to return any Products.  The volumes of any defective Products that are received and returned by COORS to SUPPLIER shall be applied toward the volume requirements so long as the defective Products aren’t corrected and returned to COORS or replaced by SUPPLIER.

(b)                                 The Parties agree that the damages that COORS may suffer are difficult to ascertain and are not capable of a reasonable estimation at the time of contracting.  In the event of a breach by SUPPLIER, COORS shall have, in addition to the ability to terminate this Agreement pursuant to Section 12.4, and any other remedies specified herein or available at law or equity, the following remedies:

(i)                                     The right to withhold all or part of any remaining payments until such breach is cured to COORS’ reasonable satisfaction (provided, however, if SUPPLIER has not cured its unsatisfactory performance within [* * *] after notice of same, COORS may elect to cancel this Agreement immediately, and provided further that SUPPLIER’s right to cure pursuant to this Section 12 shall be limited to [* * *] cure period for any particular type of breach per any twelve (12) month period of time); and

(ii)                                  The right to contract with an alternative supplier.  In such case, SUPPLIER shall be liable to COORS for all additional costs incurred by COORS to complete

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

the work or procure the Products and any other damages or injury caused by SUPPLIER’s breach.

12.4                           Termination.  Except as otherwise provided herein, this Agreement may be terminated only under the following circumstances:

(a)                                  By COORS, with cause, immediately if SUPPLIER has not cured its unsatisfactory performance to COORS’ satisfaction within [* * *] after notice of termination is provided to SUPPLIER by COORS.

(b)                                 By the non-defaulting Party upon an event constituting breach by the other Party, as defined in Section 12.1.

(c)                                  By SUPPLIER,  with cause, immediately, if COORS has not cured its unsatisfactory performance to SUPPLIER’S satisfaction within [* * *] after notice of termination is provided to COORS by SUPPLIER.  SUPPLIER shall not be allowed to terminate based on COORS’ disapproval of a requested increase to the Contract Price.  In COORS’ sole discretion, for a period not to exceed twelve (12) months, COORS may require SUPPLIER to continue to supply Products until COORS is able to qualify an alternative supplier under the terms of this Agreement.

12.5                           Effects of Termination.  Upon receipt of notice to terminate, SUPPLIER shall, unless the notice directs otherwise, immediately discontinue all work relating to the manufacture and delivery of the Products.  In the event of termination by COORS hereunder, SUPPLIER shall refund to COORS the amount of any advance payment made by COORS for any performance, conduct or act to occur after the date of termination.  All final payments to SUPPLIER are contingent upon the return to COORS or its designee of any information and materials required to be returned to COORS as specified herein.  Subject to Section 3.5, COORS shall receive and pay for any finished Products at SUPPLIER’s facility as of the date of the notice to terminate.

ARTICLE 13
DISPUTE RESOLUTION PROCEDURES

13.1                           Negotiation.  In the event of any controversy, claim, question, disagreement or dispute (collectively the “Dispute”) arising out of or relating to this Agreement, or the relationship between the Parties, the Parties shall first use their best efforts to resolve the Dispute through negotiation.  During negotiation, the Parties shall, without delay, continue to perform their respective obligations under this Agreement that are not related to the Dispute.  To invoke the dispute resolution procedures set forth in this Article, the invoking Party shall give to the other Party written notice of its decision to negotiate.  The notice shall include a detailed description of the issues subject to the Dispute and a proposed resolution thereof.  Within five (5) business days after the written notice has been received by the other Party, both Parties shall designate representatives to settle the Dispute.  The designated representatives shall be vice

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

presidents or corporate executive officers of their respective corporations or other individuals holding comparable executive positions with decision-making authority to settle the Dispute without further ratification by the Parties.  The designated representatives shall consult and negotiate with each other in good faith and attempt to reach a just and equitable resolution satisfactory to both Parties within fifteen (15) business days after the deadline for designation of the representatives.  If those designated representatives do not timely resolve the Dispute through negotiation, the Dispute may be submitted to resolution pursuant to Section 13.2.

13.2                           Mediation.  If the Dispute is submitted to mediation, the Parties agree that the mediation will be administered by the American Arbitration Association (“AAA”) under its Commercial Mediation Rules.  Mediation shall take place in Denver, Colorado, and any fees and expenses shall be allocated and paid by the Parties equally.  If the Parties do not resolve the Dispute through mediation within thirty (30) calendar days from the date the demand is made, the Dispute shall be submitted to arbitration in accordance with Section 13.3.

13.3                           Submission to Arbitration.  If the Parties do not resolve the Dispute pursuant to Sections 13.1 or 13.2, the Parties hereby agree to submit the Dispute to binding arbitration in Denver, Colorado, in accordance with the AAA Commercial Arbitration Rules effective at the time of submission.  This submission and agreement to arbitrate shall be specifically enforceable in the U.S. District Court for the District of Colorado or the District Court, Jefferson County, State of Colorado.  In the event either Party seeks relief in any court to enforce this Article, that Party shall be entitled to its reasonable attorneys’ fees and costs incurred with such enforcement.  Arbitration may proceed in the absence of either Party if notice of the proceedings has been given to such Party.

13.4                           The Federal Arbitration Act Applies.  This Agreement involves interstate commerce and is subject to the Federal Arbitration Act (“FAA”), 9 U.S.C. §§ 1-16.  The FAA preempts any inconsistent state or local law, rule or regulation concerning arbitration.

13.5                           Scope of Arbitration.  Any Dispute arising from, relating to, in connection with this Agreement, or relating to the Parties, in the amount of $2 million or less, excluding any Disputes relating to or seeking equitable relief, shall be finally settled pursuant to this Article; any Dispute arising from, relating to, or in connection with this Agreement, or the relationship between the Parties, exceeding $2 million shall be resolved by the District Court, Jefferson County, State of Colorado, or the U.S. District Court for the District of Colorado.  If the Party claiming that the Dispute exceeds $2 million dollars fails to recover a judgment in that amount, the court entering judgment shall determine whether that Party’s claim for damages exceeding $2 million was unreasonable.  If the court determines that the Party’s claim for damages associated with the Dispute was unreasonable, the court shall order that Party to pay two-thirds of the other Party’s attorneys’ fees, costs, and expenses, associated with defending against the Dispute.

13.6                           Selection of Arbitrator(s).  All Disputes shall be resolved by a single arbitrator unless the amount in controversy is between $500,000 and $2 million, in which case the Dispute shall be decided by a panel of three arbitrators, provided that in the event the panel of three is

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

appointed pursuant to this Section and later determines that one Party’s claim that the amount in controversy exceeded $500,000 was incorrect and unreasonable, the panel shall order that Party to pay two-thirds of the prevailing Party’s costs of arbitration including but not limited to reasonable attorneys’ fees, irrespective of whether that Party would have otherwise been entitled  to recover costs pursuant to other provisions of this Article.  The Parties shall exchange one or more lists of neutral arbitrators that they consider suitable and shall mutually agree upon the arbitrator(s).  If the Parties are unable to reach agreement on the selection of the arbitrator(s) within fifteen (15) business days from the date of the arbitration demand, the AAA shall choose as many arbitrators as necessary.

13.7                           Discovery In Arbitration.  Each Party shall have the same discovery rights as afforded under the Federal Rules of Civil Procedure during arbitration.

13.8                           The Arbitration Award.  The arbitrator(s) shall provide limited findings of fact, basic conclusions of law and a break down of damages to the Parties in support of any award or decision the arbitrator(s) make(s).  The prevailing Party, as determined by the arbitrator(s), shall be entitled to all fees and costs associated with the arbitration.  Costs and fees mean all reasonable pre-award expenses of the arbitration, including any arbitrator fees, administrative fees, out-of-pocket expenses such as copying, court costs, witness fees, and attorneys’ fees. The Parties agree to abide by all awards rendered in such proceedings and such awards shall be final and binding on all Parties.  All awards payable to COORS as a prevailing Party shall be paid in full within thirty (30) calendar days of the date of the award order.

13.9                           Limitation of Liability.  Except as otherwise provided in this Agreement, in no event shall either Party seek or be liable for punitive, exemplary, consequential, special, enhanced, or trebled damages, arising from any Dispute, relating to, or in connection with this Agreement, or the relationship between the Parties whether such damages are claimed for breach of contract, negligence, or any other tort claim.

13.10                     Confidentiality.  All proceedings pursuant to this Article shall be confidential.  Any admission or statement made pursuant to this Article shall not be admissible or used in any arbitration or judicial proceeding, except to enforce or vacate the arbitration award pursuant to Section 13.8.

ARTICLE 14
NOTICES

14.1                           Notice.  Any notice, demand, consent, election, offer, approval, request, invoice backup documentation or other communication (collectively, a “notice”) required under or provided pursuant to this Agreement must be in writing and either delivered personally, sent by overnight delivery courier, or sent by certified or registered mail, postage prepaid, return receipt requested to the person designated below (the “Designated Representative”).  Notice shall be deemed given when received.

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

A notice must be addressed as follows:

To SUPPLIER:	Graphic Packaging Corporation
Attn: Mike Schlauch
4455 Table Mountain Drive
Golden CO 80403
Telephone number: (720) 497-4926
Facsimile number: (303) 215-1333
E-mail: schlauchm@graphicpkg.com

With a copy to:	Graphic Packaging Corporation
Attn: General Counsel
4455 Table Mountain Drive
Golden CO 80403
Telephone number: (303) 215-2766
Facsimile number: (303) 215-0737
E-mail: lewisa@graphicpkg.com

To COORS:	Coors Brewing Company
Coors Designated Representative
Attention: Jason Jacobs
P O Box 4030, CE240
17755 West 32nd Avenue
Golden, CO 80401-0030
Telephone number: (303) 277-2575
Facsimile number: (303 277-6985
E-mail: jason.jacobs@coors.com

ARTICLE 15
MISCELLANEOUS

15.1                           Authority.  Each Party warrants that it has the full authority and power to enter into and perform under this Agreement and to make all representations, warranties and grants as set forth herein.  Each Party represents that it is not subject to any restrictive obligations imposed by former clients or any other person that would impair its ability to exercise its best efforts for or on behalf of the other Party in connection with services to be performed pursuant to this Agreement.  Further, neither Party shall place any other restrictive obligations or influence on other suppliers.

15.2                           Survivability.  All covenants, indemnities, guarantees, representations and warranties by SUPPLIER and any undischarged obligations of COORS arising prior to the

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

termination of this Agreement (whether by expiration or earlier termination) shall survive such expiration.

15.3                           Enforceability.  Either Party’s failure in any one or more instances to insist upon strict performance of any of the terms and conditions of this Agreement or to exercise any right herein conferred shall not be construed as a waiver or relinquishment of that right or of that Party’s right to assert or rely upon the terms and conditions of this Agreement.  Any express waiver of a term of this Agreement shall not be binding and effective unless made in writing and properly executed by the waiving Party.

15.4                           Amendments.  This Agreement, including Exhibits, may not be amended except in writing properly executed by both Parties.  Except as specifically amended, this Agreement shall remain in full force and effect as written.

15.5                           Assignment.  SUPPLIER shall not have the right or power to assign its rights or delegate its obligations hereunder without the express written consent of COORS, which shall not be unreasonably withheld.  Any attempt to do so without such consent shall be null and void and SUPPLIER will be in breach of this Agreement and subject to Section 12.4.  In the event this Agreement is properly assigned, the provisions of this Agreement shall bind and benefit the Parties hereto and their representatives, successors and assigns.

15.6                           Severability.  Any invalid or unenforceable provision shall be deemed severed from this Agreement to the extent of its invalidity or unenforceability, and the remainder of this Agreement shall remain in full force and effect.

15.7                           Complete Agreement.  This Agreement, and all exhibits thereto, constitute the complete and exclusive agreement between the Parties.  It supersedes all prior written and oral statement, condition, obligation, representation or warranty.  In the event of any inconsistency between this Agreement and any Exhibit, the provisions of this Agreement shall take precedence.

15.8                           Audit and Inspection Rights.

(a)                                  COORS shall have the right to examine, either directly or through its authorized representatives or agents, during business hours and for a reasonable period of time, all books, records, accounts, correspondence, instructions, specifications, plans, drawings, receipts, manuals and memoranda pertinent to this Agreement.  COORS’ right of inspection shall not apply to SUPPLIER’s trade secrets or other proprietary, confidential or privileged information properly designated or asserted as such.

(b)                                 COORS may, at its option, inspect and test any Products at any time and place to the extent practicable, including during the period of manufacture and prior to delivery.  SUPPLIER agrees to permit reasonable access to its facilities during normal business hours for such inspections and tests; provided, however, that COORS shall not materially interfere with the operations of SUPPLIER during the course of any such inspections or tests.  All Products

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

shall be received subject to final inspection by COORS within a commercially reasonable time.  The inspection, testing, approval or acceptance by COORS of any Products provided hereunder shall not relieve SUPPLIER of its obligations or warranties with respect thereto.

15.9                           Counterparts.  This Agreement may be executed simultaneously in two or more counterparts which, when taken together, shall be deemed an original and constitute one and the same document.  The signature of any Party to the counterpart shall be deemed a signature to the Agreement, and may be appended to, any other counterpart.  Facsimile transmission of executed signature pages shall be sufficient to bind the executing Party.

15.10                     Headings.  The headings to the various articles, sections and paragraphs of this Agreement are solely for the convenience of the Parties, are not part of the Agreement and shall not be used for the interpretation of the validity of the Agreement or any provision hereof.

15.11                     Non-Exclusivity.  This Agreement is nonexclusive and COORS may, without notice to SUPPLIER, engage or use other suppliers to provide Products of the same or similar nature to that which SUPPLIER provides pursuant to this Agreement or any other projects or assignments upon which SUPPLIER provides goods or services.

15.12                     Defend.  Without limiting the obligations set forth as a separate obligation under this Agreement, a Party agrees to defend any claims (“Defending Party”) that may be brought against the other Party (“Defended Party”) arising out of or in connection with the acts or omissions of the Defending Party in connection with this Agreement.  In fulfilling its defense obligations, the Defending Party may employ counsel of its own choice at its expense; provided, however, the Defended Party shall have the opportunity to participate in its own defense and to engage counsel of its own choice at its own  expense.  The Defending Party shall have the right to settle any such matter when settlement is at the Defending Party’s sole cost and expense and such settlement shall not work to the detriment of the Defended Party.  Further, the Defending Party will reimburse the Defended Party for any defense costs incurred by the Defended Party, as well as any costs incurred by the Defended Party in enforcing the Defending Party’s obligations hereunder.

15.13                     Jurisdiction And Venue; Choice Of Law.  This Agreement shall be governed by the laws of the state of Colorado.  Any arbitration, enforcement of an arbitration award or litigation shall be brought in District Court, Jefferson County, State of Colorado or the U.S. District Court for the District of Colorado, if appropriate, and each Party submits to the exclusive jurisdiction of said courts and waives the right to change venue. SUPPLIER further consents to the exercise of personal jurisdiction by any such court with respect to any such proceeding.

15.14                     [* * *]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

GRAPHIC PACKAGING CORPORATION, a Delaware corporation		COORS BREWING COMPANY, a Colorado corporation

By:	/s/ David Scheible	By:	/s/ Leo Kiely
Title:	Chief Operating Officer	Title:	President and CEO
	Graphic Packaging Corporation	Date:	3/20/03
Date:	3/21/03
		By:	/s/ Timothy V. Wolfe
		Title:	Vice President and CFO
		Date:	3/21/03

		By:	/s/ Robert K. Caserria
		Title:	Group VP
		Date:	3/20/03

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT A1

(PRODUCTS/SOURCING)

	Print Location			Finish Location
	Golden.	Mem.	Shen.	Golden.	Mem.	Shen.

CAN PACKAGING
6 Pack (12 Oz.)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
12 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Coors NA	[* * *]
12 Pack (Industry Std.)
Coors Light Int’l	[* * *]
12 Pack (10oz)
Coors Light	[* * *]
18 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
18 Pack (16oz)
Coors Light	[* * *]
24 Pack (12oz Flat)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
24 Pack (10oz)
Coors Light	[* * *]

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT A1 (Continued)

(PRODUCTS/SOURCING)

	Print Location			Finish Location
	Golden	Mem.	Shen.	Golden	Mem.	Shen.
24 Pack (12oz TwinStack)
Coors Light	[* * *]
Coors Original	[* * *]
30 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
Dividers
24 Pack	[* * *]
30 Pack	[* * *]

BOTTLE PACKAGING
6 Pack (12oz)
Coors Light	[* * *]
Coors Light Int’l	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
Zima Citrus	[* * *]
6 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
6 Pack (7oz)
Coors Light	[* * *]
6 Pack (8oz)
Zima	[* * *]
4 Pack (16oz)
Coors Light	[* * *]
12 Pack (12oz Gabled)
Coors Light	[* * *]
Coors Original	[* * *]
Killian	[* * *]

(Continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT A1 (Continued)

(PRODUCTS/SOURCING)

	Print Location			Finish Location
	Golden	Mem.	Shen.	Golden	Mem.	Shen
12 Pack (12oz Cooler Box)
Coors Light	[* * *]
Coors Original	[* * *]

12 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]

[* * *]

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT A2

(PRODUCTS/CONTINGENCY-GROWTH )

	Contingency/Growth Print Location	Contingency/Growth Finish Location
CAN PACKAGING
6 Pack (12 Oz.)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
12 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Coors NA	[* * *]
12 Pack (Industry Std.)
Coors Light Int’l	[* * *]
12 Pack (10oz)
Coors Light	[* * *]
18 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
18 Pack (16oz)
Coors Light	[* * *]
24 Pack (12oz Flat)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
24 Pack (10oz)
Coors Light	[* * *]

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT A2 (Continued)

(PRODUCTS/CONTINGENCY-GROWTH )

	Contingency/Growth Print Location	Contingency/Growth Finish Location
24 Pack (12oz TwinStack)
Coors Light	[* * *]
Coors Original	[* * *]
30 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
Dividers
24 Pack	[* * *]
30 Pack	[* * *]

BOTTLE PACKAGING
6 Pack (12oz)
Coors Light	[* * *]
Coors Light Int’l	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
Zima Citrus	[* * *]
6 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
6 Pack (7oz)
Coors Light	[* * *]
6 Pack (8oz)
Zima	[* * *]
4 Pack (16oz)
Coors Light	[* * *]
12 Pack (12oz Gabled)
Coors Light	[* * *]
Coors Original	[* * *]
Killian	[* * *]

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT A2 (Continued)

(PRODUCTS/CONTINGENCY-GROWTH )

	Contingency/Growth Print Location	Contingency/Growth Finish Location
12 Pack (12oz Cooler Box)
Coors Light	[* * *]
Coors Original	[* * *]

12 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]

[* * *]

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT A3

(PRODUCTS/MINIMUM RUN)

Minimum Run Qty.

Can Packaging
6 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
12 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Coors NA	[* * *]
12 Pack (Industry Std.)
Coors Light International	[* * *]
Coors Original International	[* * *]
Zima International	[* * *]
12 Pack (10oz)
Coors Light	[* * *]
18 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
18 Pack (16oz)
Coors Light	[* * *]
24 Pack (12oz Flat)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
24 Pack (10oz)
Coors Light	[* * *]

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT A3 (Continued)

(PRODUCTS/MINIMUM RUN)

Minimum Run Qty.
Can Packaging (continued)

24 Pack (12oz TwinStack)
Coors Light	[* * *]
Coors Original	[* * *]
30 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
Dividers
24 Pack	[* * *]
30 Pack	[* * *]
Bottle Packaging

6 Pack (12oz)
Coors Light	[* * *]
Coors Light International	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
Zima Citrus	[* * *]
6 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
6 Pack (7oz)
Coors Light	[* * *]
6 Pack (8oz)
Zima-Japan	[* * *]

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT A3 (Continued)

(PRODUCTS/MINIMUM RUN)

Minimum Run Qty.
Bottle Packaging (Continued)

4 Pack (16oz)
Coors Light	[* * *]
12 Pack (12oz Gabled)
Coors Light	[* * *]
Coors Original	[* * *]
Killian	[* * *]
12 Pack (12oz Cooler Box)
Coors Light	[* * *]
Coors Original	[* * *]
12 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]

Print / Finish Tolerances:

Quantities of [* * *]
Quantities of [* * *]
Quantities of [* * *]

[* * *]

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT B

(SPECIFICATIONS [* * *])

Spec Number

[* * *]

[* * *]

				[* * *]	[* * *]	[* * *]

CAN PACKAGING

6 Pack (12 Oz.)

Coors Light

[* * *]

Coors Original

[* * *]

Keystone Light

[* * *]

Coors NA

[* * *]

Killian

[* * *]

Zima

[* * *]

12 Pack (12oz)

Coors Light

[* * *]

Coors Original

[* * *]

Extra Gold

[* * *]

Coors NA

[* * *]

12 Pack (Industry Std.)

Coors Light Int’l

[* * *]

12 Pack (10oz)

Coors Light

[* * *]

18 Pack (12oz)

Coors Light

[* * *]

Coors Original

[* * *]

Keystone Premium

[* * *]

Keystone Light

[* * *]

18 Pack (16oz)

Coors Light

[* * *]

24 Pack (12oz Flat)

Coors Light

[* * *]

Coors Original

[* * *]

Keystone Premium

[* * *]

Keystone Light

[* * *]

Keystone Ice

[* * *]

24 Pack (10oz)

Coors Light

[* * *]

24 Pack (12oz Twin Stack)

Coors Light

[* * *]

Coors Original

[* * *]

(Continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT B (Continued)

(SPECIFICATIONS [* * *])

	Spec Number	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

CAN PACKAGING (Continued)
30 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
Dividers
24 Pack	[* * *]
30 Pack	[* * *]

BOTTLE PACKAGING
6 Pack (12oz)
Coors Light	[* * *]
Coors Light Int’l	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
Zima Citrus	[* * *]
6 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
6 Pack (7oz)
Coors Light	[* * *]
4 Pack (8oz)
Zima	[* * *]
4 Pack (16oz)
Coors Light	[* * *]
12 Pack (12oz Gabled)
Coors Light	[* * *]
Coors Original	[* * *]
Killian	[* * *]
12 Pack (12oz Cooler Box)
Coors Light	[* * *]
Coors Original	[* * *]
12 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]

(Continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT B (Continued)

(SPECIFICATIONS [* * *])

	Spec Number	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

CAN PACKAGING

6 Pack (12 Oz.)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
12 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Coors NA	[* * *]
12 Pack (Industry Std.)
Coors Light Int’l	[* * *]
12 Pack (10oz)
Coors Light	[* * *]
18 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
18 Pack (16oz)
Coors Light	[* * *]
24 Pack (12oz Flat)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
24 Pack (10oz)
Coors Light	[* * *]
24 Pack (12oz Twin Stack)
Coors Light	[* * *]
Coors Original	[* * *]

(Continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT B (CONTINUED)

(SPECIFICATIONS [* * *])

	Spec Number	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

CAN PACKAGING (Continued)
30 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
Dividers
24 Pack	[* * *]
30 Pack	[* * *]

BOTTLE PACKAGING
6 Pack (12oz)
Coors Light	[* * *]
Coors Light Int’l	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
Zima Citrus	[* * *]
6 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
6 Pack (7oz)
Coors Light	[* * *]
4 Pack (8oz)
Zima	[* * *]
4 Pack (16oz)
Coors Light	[* * *]
12 Pack (12oz Gabled)
Coors Light	[* * *]
Coors Original	[* * *]
Killian	[* * *]
12 Pack (12oz Cooler Box)
Coors Light	[* * *]
Coors Original	[* * *]
12 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]

(Continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT B (Continued)

(SPECIFICATIONS [* * *])

	Spec Number	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

CAN PACKAGING
6 Pack (12 Oz.)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
12 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Coors NA	[* * *]
12 Pack (Industry Std.)
Coors Light Int’l	[* * *]
12 Pack (10oz)
Coors Light	[* * *]
18 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
18 Pack (16oz)
Coors Light	[* * *]
24 Pack (12oz Flat)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
24 Pack (10oz)
Coors Light	[* * *]
24 Pack (12oz Twin Stack)
Coors Light	[* * *]
Coors Original	[* * *]

(Continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT B (Continued)

(SPECIFICATIONS [* * *])

	Spec Number	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

CAN PACKAGING (Continued)
30 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
Dividers
24 Pack	[* * *]
30 Pack	[* * *]

BOTTLE PACKAGING
6 Pack (12oz)
Coors Light	[* * *]
Coors Light Int’l	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
Zima Citrus	[* * *]
6 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
6 Pack (7oz)
Coors Light	[* * *]
4 Pack (8oz)
Zima	[* * *]
4 Pack (16oz)
Coors Light	[* * *]
12 Pack (12oz Gabled)
Coors Light	[* * *]
Coors Original	[* * *]
Killian	[* * *]
12 Pack (12oz Cooler Box)
Coors Light	[* * *]
Coors Original	[* * *]
12 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT C1
(PRICE LIST)

	[* * *] PRICE/M	[* * *] PRICE/M

CAN PACKAGING

6 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
12 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Coors NA	[* * *]
12 Pack (Industry Std.)
Coors Light International	[* * *]
18 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
18 Pack (16oz)
Coors Light	[* * *]
24 Pack (12oz Flat)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
24 Pack (10oz)
Coors Light	[* * *]

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT C1 (Continued)
(PRICE LIST)

	[* * *] PRICE/M	[* * *] PRICE/M

CAN PACKAGING
24 Pack (12oz Twin Stack)
Coors Light	[* * *]
Coors Original	[* * *]

30 Pack (12oz)

Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
Dividers
24 Pack	[* * *]
30 Pack	[* * *]

BOTTLE PACKAGING
6 Pack (12oz)
Coors Light LNNR	[* * *]
Coors Light International	[* * *]
Coors Light Mexico	[* * *]
Coors Original LNNR	[* * *]
Extra Gold	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
Zima Citrus	[* * *]
6 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
6 Pack (7oz)
Coors Light	[* * *]
4 Pack (8oz)
Zima	[* * *]

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT C1 (Continued)
(PRICE LIST)

	[* * *] PRICE M	[* * *] PRICE M

BOTTLE PACKAGING (continued)
4 Pack (16oz)
Coors Light	[* * *]
12 Pack (12oz Gabled)
Coors Light LNNR	[* * *]
Coors Original	[* * *]
Killian	[* * *]
12 Pack (12oz Cooler Box)
Coors Light	[* * *]
Coors Original	[* * *]
12 Pack (12oz Convenience)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]
[* * *]

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT C1 (Continued)
(PRICE LIST)

[* * *]

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT C2
[* * *]

[* * *]

	[* * *]	[* * *]	[* * *]

CAN PACKAGING

6 Pack (12 Oz.)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Light	[* * *]
Coors NA	[* * *]
Killian	[* * *]
Zima	[* * *]
12 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Extra Gold	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
Coors NA	[* * *]

12 Pack (Industry Std.)
Coors Light Int’l	[* * *]
12 Pack (10oz)
Coors Light	[* * *]
18 Pack (12oz)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
18 Pack (16oz)
Coors Light	[* * *]
24 Pack (12oz Flat)
Coors Light	[* * *]
Coors Original	[* * *]
Keystone Premium	[* * *]
Keystone Light	[* * *]
Keystone Ice	[* * *]
24 Pack (10oz)
Coors Light	[* * *]
24 Pack (12oz TwinStack)
Coors Light	[* * *]
Coors Original	[* * *]

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT C2 (Continued)
([* * *])

	[* * *]	[* * *]	[* * *]

CAN PACKAGING (Continued)
30 Pack (12oz)
Coors Light		[* * *]
Coors Original		[* * *]
Extra Gold		[* * *]
Keystone Light		[* * *]
Keystone Ice		[* * *]
Dividers
24 Pack		[* * *]
30 Pack		[* * *]

BOTTLE PACKAGING
6 Pack (12oz)
Coors Light		[* * *]
Coors Light Int’l		[* * *]
Coors Original		[* * *]
Extra Gold		[* * *]
Keystone Light		[* * *]
Coors NA		[* * *]
Killian		[* * *]
Zima		[* * *]
Zima Citrus		[* * *]
6 Pack (12oz Convenience)
Coors Light		[* * *]
Coors Original		[* * *]
6 Pack (7oz)
Coors Light		[* * *]
6 Pack (8oz)
Zima		[* * *]
4 Pack (16oz)
Coors Light		[* * *]
12 Pack (12oz Gabled)
Coors Light		[* * *]
Coors Original		[* * *]
Killian		[* * *]
12 Pack (12oz Cooler Box)
Coors Light		[* * *]
Coors Original		[* * *]
12 Pack (12oz Convenience)
Coors Light		[* * *]
Coors Original		[* * *]
Keystone Light		[* * *]

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT C2 (Continued)
([* * *])

[* * *]

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT C2 (Continued)
([* * *])

[* * *]

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT C2 (Continued)
([* * *])

[* * *]

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT C3
(SPECIAL PRICES)

[* * *]

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT C3 (Continued)
(SPECIAL PRICES)

[* * *]

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT C4
([* * *])

[* * *]

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT C5

CBC PRICING ANALYSIS

[* * *]

[* * *]

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT D

(MINORITY SPEND)

GPC Golden:

Vendor Name, Address, Phone	Minority Designation (See Below)	Direct Spend (Y/N)	Q1 Spend	Q2 Spend	Q3 Spend	Q4 Spend

TOTALS
Coors % of Business at Golden
Total Indirect Spend

Minority designation = African American, Asian-Indian or Asian-Pacific, Hispanic, Native American, or Non-Minority Woman

GPC Lawrenceburg:

Vendor Name, Address, Phone	Minority Designation (See Below)	Direct Spend (Y/N)	Q1 Spend	Q2 Spend	Q3 Spend	Q4 Spend

TOTALS
Coors % of Business at Lawbrg.
Total Indirect Spend

Minority designation = African American, Asian-Indian or Asian-Pacific, Hispanic, Native American, or Non-Minority Woman

Specific opportunities and resource requirements for management alignment and support will be reviewed quarterly, to include status of projects previously agreed to.

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT E

(DUTIES)

The following duties are an expression of commitments made by the Parties to be achieved during the term of this Agreement.  A failure of one party to fulfill a duty under this Exhibit E shall not be treated as a material breach of this Agreement.

SUPPLIER

1. Provide COORS with key contacts from whom COORS is authorized to take direction under this Agreement.

2. For purposes of artwork estimation, use the following costs per color:

	GRAVURE	FLEXO	ART PREP
Can Packages/Slide 12/Cooler Box	[* * *]	[* * *]	[* * *]

Bottle Carrier	[* * *]	[* * *]	[* * *]

Flexo plates and Gravure cylinders are included in the above engraving costs.  Art estimates must be detailed and complete.  Any charges not shown on an art estimate must be addressed as a change order prior to work being initiated.  The cost for the following items will be estimated as needed as follows:

GRAVURE CYLINDER BASES – [* * *]

ROTARY DIE	[* * *]

PLATEN MAPLE DIE (KNIFED)	[* * *]

PLATEN PERMAPLEX DIE (KNIFED)	[* * *]

STEEL COUNTER	[* * *]

PRESSBOARD COUNTER	[* * *]

3. Provide accurate inventory reports on weekly basis, on the last business day of each week and on request within [* * *] of request.

4. Provide price quote within [* * *] days of request (given art work and blueprint approved by COORS).

5. Supply cartons within [* * *] from final approval of mechanical/electronic file.

6. Art color key/nova proof within [* * *] of final mechanical/electronic file.

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT E (Continued)

(DUTIES)

7. Waterproof within [* * *] of final mechanical/electronic file.

8. Art dielines to art manager within [* * *] of approval.

9. Color draw down within [* * *] of color target.

10. Art tooling within [* * *] of approval.

11. Die tooling within [* * *] of approval.

12. Test samples to be provided within agreed-upon deadlines.

13. No billable work done without PO, unless authorized in writing.

14. No work done in amount over PO without approved written change order first, unless authorized in writing.

15. Product data form completed before first shipment of new item or when any adjustment to pallet quantity is made.

16. Specification acknowledgements returned within [* * *] .

17. Achieve Guiding Principles (Exhibit H).

18. Pursuant to Article 7, assist COORS to achieve [* * *] cost savings per year.

19. Deliver Product (specify plant and source) after release order as follows:

SUPPLIER shall have inventory of finished product available to COORS plants within the time periods provided as follows:

a) [* * *]

b) [* * *]

The Parties agree that finished goods do not include anything deemed to be work-in-process which includes, but is not limited to, metalized and printed or laminated roll stock.

20. Produce Product within [* * *] of production order/authorization.

COORS

1. Provide SUPPLIER with key contacts from whom SUPPLIER is to take direction under this Agreement.

2. Provide a PO: 1) upon receipt of final mechanical/electronic file approval; 2) test sample request.

3. Achieve Guiding Principles (Exhibit H)

4. Pursuant to Article 7, assist SUPPLIER to achieve [* * *] cost savings per year.

5. Consistently and objectively apply its Service Requirements and rating criteria (Exhibit F).

6. Evaluations of SUPPLIER under Service Requirements provided within [* * *] after quarter end.

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT F

(SUPPLIER PERFORMANCE RATING PROGRAM
PACKAGING MATERIALS)

Purpose	To quantify, monitor, improve and communicate Packaging Material Supplier Performance.

• To provide all key packaging material suppliers on-going feedback (quarterly) that will be indicative of overall satisfaction based on our “Ideal Supplier Profile”.

Objectives	• To quantify the suppliers’ performance in such a way that supports a process of continuous improvement.

• To establish the basis for long-term, mutually-beneficial relationships.

Supplier / Location Evaluated:
Supplier Mgt. Review:
CBC Packaging Facility:
	Rating Quarter:	Date:

Overall Rating Point System: Quality – 75 Pts; Service – 25 Pts
90 – 100 Points	Qualified	Gold Supplier
80 – 89.9 Points	Qualified	Silver Supplier
70 – 79.9 Points	Qualified	Bronze Supplier
< 70 Points	Supplier in Development

Quality Performance Rating

Material Quality

Maximum Score is 75 total points:  The quality section is to be completed by the Plant Quality group.  The quality rating is composed of 5 areas, with the final score being the total points accumulated from the different areas.

% Defective/Rejected Material - 10 points available

Defective / Returned / Destroyed Material

Referring to quality summary of FYI / DMR / FPH events, record the amount of material returned, lost or destroyed during the quarter and divide by the total amount received (X100) = the % Returned / Defective material and apply to the scale below (next page).

Continued on next page

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

Quality Performance Rating, Continued

(5) % Defective / Returned /
Destroyed Material

Vol. of Returned / Destroyed Material:
Vol. of Total Material Received:
% Returned / Defective / Destroyed:
Total Pts =
Scale is as follows:

Rejected %	Total Points
0.00 - 0.20%	10
0.21 - 0.51%	8
0.51 - 1.00%	6
1.01 - 2.00%	4
2.01 - 3.00%	2

Quality Exception Rate – 10 total points:

Quality Exception Rate
• The rate of Total Quality Exceptions will be determined by the number of FYIs, DMRs and FPHs accumulated during the quarter, pro-rated per unit volume.

• For corrugated cartons, fiberboard sleeves or carriers, the rate will be per 1 mil pieces.

• For labels, cans, ends, bottles and crowns, the rate will be per 10 mil. Pieces.

• Determine the QER Rate and apply the following scales as required.

• No of Total QERs issued during the Qtr:
QER Rate Calculation

• Volume of materials received for the Qtr:

• QER Rate / 1 Million pieces OR / 10 Million: , Points:
(See scale on next page)

Continued on next page

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

Quality Performance Rating, Continued

QER Tables	The QER tables (FYIs, DMRs & FPHs) are attached below:

QER Rate / 1 Mil OR / 10 Mil. Pieces	Points Awarded
0.00 – 0.40	10
0.41 – 0.90	8
0.91 – 1.50	6
1.51 – 2.30	4
2.31 – 3.50	2

Filler Downtime Rate: 20 possible Points.

Filler Downtime Rate	• Calculate downtime rate by dividing the minutes of Filler Downtime* by the volume received in units of / 1 Mil. for corrugate or fiberboard,
• Or / 10 Mil. received for cans, ends, bottles crowns or labels.
• Use the appropriate scale and award the appropriate points.

Total minutes of Filler Downtime*:
Total Vol. of Materials Received:
	Filler Downtime Rate/ 1 Mil OR 10 Mil:	=	Total Points

Minutes Filler Downtime* / 1 Mil OR 10 Mil Pieces received	Points Awarded
0.00 – 0.80	20
0.81 – 3.50	16
3.51 – 7.00	12
7.01 – 11.00	8
11.1 – 15.00	4

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

Scorecard Performance - 35 points available.
Supplier Scorecard Performance
• If the Incurred Cost is at the target or below, then all 35 points will be awarded.
• If the Incurred Cost is above the target, then partial points will be awarded for being within a certain percentage of the target, as illustrated in the table below. (See next page)
• * Indicates due to quality DMR.

Continued on next page

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

Quality Performance Rating, Continued

Supplier Scorecard Performance, cont.	*** (Need to Discuss w/ CIC influence)

Incurred Cost Target:	Incurred Cost Performance:
% Within the Target:	Total Points Awarded:

% Incurred Cost to Target	Points Awarded
Below or equal to Target	35
Within 20% of Incurred Cost Target	30
Within 40% of Incurred Cost Target	25
Within 60% of Incurred Cost Target	20
Within 100% of Incurred Cost Target	15
Within 200% or above of Incurred cost Target	10

Effective Corrective Actions

This is an optional 5 Pt Bonus Section for efficient and effective Corrective Actions.  These points are awarded by the Plant Quality Manager for DMR  / FPH follow-up within 48 Business Hours AND Effective Corrections.  However, total Quality Score cannot exceed 75 points.

Points Awarded:

Total Quality Score	The Total Quality Performance Score is the addition of the previous 5 sections: (Not to exceed 75 Pts)

TOTAL QUALITY SCORE =

Service Performance Rating

Customer Service	Maximum score is 25 total Points: 15 from On-Time/Accurate Delivery & 10 Points for Customer Satisfaction.

Service QER Note

• Service QERs will be used to record Arrival / Accuracy issues, but these MAY NOT be used in the Quality Scorecard or the Quality section of the Performance Rating

• Plant Services will validate the Service QER’s

Continued on next page

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

Quality Performance Rating, Continued

Delivery –Accuracy of Delivery : 15 points available
Delivery	To calculate the On-Time / Accuracy of Delivery:
1. % Accurate and On-Time Deliveries will be calculated and applied to point scale
2. then, total minutes of downtime scale will be subtracted to get final points

Delivery

Points will be deducted for the following: (summarize the incidents below)

• Late arrivals that result in outages or filler downtime as reflected on the QER form.

• Late arrivals that are within             Hrs of agreed scheduled delivery time

• Early arrivals that are within              Hrs of delivery schedule

• Delivery Accuracy – right quantity of the right product.

Detail Summary/Explanation of Performance Exceptions

Performance Exceptions

Dates	No. / Incident Description	# Issues

Example

Scores are based on number of late deliveries or incorrect loads divided by the total number of deliveries for the quarter / Service QER’s:

• 2 late Deliveries & 1 wrong product = 3 total exceptions

• 120 total deliveries received

• therefore, % accurate / on-time deliveries = 97.5%, or 10 Points

% On-Time / Accurate Delivery Scale
98- 100%	15 points
93 - 97.9%	10 points
89 - 92.9%	5 points
< 88.9%	0 points

Continued on next page

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

Quality Performance Rating, Continued

Quarterly Results: Total loads received =
Quarterly
No. of Late / Inaccurate Loads recorded =
Results
	% On-Time / Accurate Deliveries =	=	Points

Downtime	Resulting Filler Downtime** will be subtracted from the above available points by the scale below:

Downtime** Minutes
1-30 Minutes	-1 Point
31-100 Minutes	-3 Points
101-200 Minutes	-5 Points
201-400 Minutes	-10 points
>400 Minutes	-15 Points

Downtime Minutes incurred:
Points Lost:

Total Delivery / Accuracy Score
Delivery /	Delivery / Accuracy Score :	- Downtime Pts.	=
Accuracy
Score

Continued on next page

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

Customer Satisfaction - 10 Points Available:
Customer Satisfaction

Points are objectively awarded by Plant Purchasing or Strategic Sourcing for Innovation/Initiative/Technical Support or for extraordinary achievements and contributions towards helping Coors Brewing Company.  Examples include:

• Recommendations resulting in cost savings, product improvement
• Extreme effort in emergency situations
• Timely responsiveness with qualification for new designs
• Troubleshooting with existing designs that improve the processes
• Providing resources to help evaluate material problem situations

The Supplier and Plant are to submit a list of accomplishments for the quarter related to the above categories.   These are to be entered into the Customer Satisfaction table on the next page, along with total points awarded.

** Indicates due to service DMR.

Continued on next page

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

Quality Performance Rating, Continued

Customer Satisfaction

Innovative / Initiative / Support Incidents	Points

Total Points Awarded =

(
Accuracy & On-Time Delivery Points
Total Service

Customer Satisfaction Points

Total Service Points (of 25 total)

	Quality Pts.	Service PTs.	Score	Rating
Current Qtr. Rating

Year-To Date Performance

YTD Performance Scores/Rating Summary for:
Year-to-Date
	Supplier:	@

QTR	Material Quality	Customer Service	Rating
January - March
April - June
July - September
October - December
YTD Average

Trends / Comments:

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT G

(FORECAST ACCURACY)

Volume forecast by SKU will be provided to SUPPLIER per Section 3.4 of this Agreement.  Forecast accuracy will be measured by calculating the per cent accuracy of SUPPLIER’S actual shipments from all of its facilities versus COORS’ most current forecast [* * *] out from the ship date.  [* * *]

Measurement Methodology:

1.               Each Week SUPPLIER will update a spreadsheet with the latest COORS 12 week forecast data.  This spreadsheet is reviewed in the weekly meeting per Section 3.4 of this Agreement.

2.               After each week’s shipments SUPPLIER will present what was shipped to what was required by COORS based on the forecast supplied in Section 3.4.  This will be done in four time horizons — one week out, two weeks out, three weeks out, and four week out.  The forecast will be shifted appropriately to adjust for the transit time from SUPPLIER’S facilities to COORS.

3.               The total volume by high and low quantity for each item (absolute value) will be added together and divided by the total quantity shipped.  This output will be the weighted per cent error in the overall forecast.

4.               Forecast Accuracy will be the difference between 100% accuracy and the per cent error calculated in Step 3.

5.               Each of these weekly measurements will be weighted by weekly volume to calculate the overall accuracy for longer periods, ie monthly, quarterly, and annually.

EXAMPLE:

Item	Forecast Two Weeks Out	Actual Shipped	Difference

One	80	90	10

Two	50	0	50

Three	100	100

Total	230	190	60

Forecast Error % = 60/190 = 31.6%

Forecast Accuracy %          =  1-31.6% = 68.4%

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT H

(GUIDING PRINCIPLES)

PARTNERSHIP REVIEWS

Review meetings are a critical part of maintaining and improving the partnership.  Senior executives should meet at least two times each year to review the state of the partnership and provide guidance and feedback to the business teams.  The business teams should meet at least once every quarter to review the state of the partnership.  Minutes from each meeting of the business teams are to be distributed to the executives.

PRINCIPLES

Three categories of partnership principles have been identified as a result of cross-functional, cross-company discussions: Shared priorities, COORS priorities, and SUPPLIER priorities.  Four opportunities have been identified in each category.  These opportunities are intended to help support the visions of the Parties, which for SUPPLIER is to be the undisputed leader in paperboard packaging and to enable their customer’s success in consumer goods market differentiation through innovative packaging.  COORS’ vision is to win in the beer business and delight each new generation of beer drinkers.  Projects should be established by the Parties to resolve key issues within each category during the term of this Agreement.  Ideal projects will include a quick, mutually-beneficial business win, and not just outline a process for that area.

Shared Priorities

•      Communication –foster an open/sharing and accountable relationship.  Examples include understanding objectives and motivations of each Party, avoiding surprises and issues, and more formalized methods of communication.

•      Clarity of Roles and Responsibilities – each Party should be aware of key contacts, responsibilities as they relate to this Agreement, and approval authority.

•      Gain Sharing/Cost Savings – each Party is committed to the gain sharing program as described in this Agreement.  The goal of the program is [* * *] in projects implemented each year.

•      Relationship – each Party brings to the relationship certain unique capabilities and talents.  The Parties endeavor to take advantage of these unique traits in a positive manner to increase value and lower costs.

Coors Priorities

•      Quality – Coors is entrusting SUPPLIER with a “Primary” supply position.  Therefore, it is critical that materials meet and exceed the quality expectations of internal and external customers.  SUPPLIER must consistently deliver Silver or Gold performance.

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

•      Continuity of Supply – Another requirement of a “Primary” supply position is reliability of supply.  COORS and SUPPLIER will work together to ensure reliability of on-time deliveries, and put effective contingency and growth plans in place.

(Continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT H (Continued)

(GUIDING PRINCIPLES)

•      Minority Spend – COORS believes that success depends on growing our share of the minority market and spending on minority suppliers will help enable that goal.  SUPPLIER is committed to achieving the minority spend goals outlined in this Agreement.  COORS believes these goals can be achieved without adversely affecting cost or quality.

•      Value – In order to win in the beer business, COORS constantly needs to evaluate the value of and increase the impact of its packaging materials.  SUPPLIER and COORS need to continue to work toward solutions that provide a competitive advantage in the marketplace.

SUPPLIER Priorities

•      Innovation – SUPPLIER’s beverage strategy relies on being an innovator in the marketplace.  SUPPLIER and COORS need to work together to efficiently foster an innovative environment.  COORS can help by setting more clear expectations and providing more timely feedback.  One major forum per year dedicated to innovation will be held.

•      Data-based Decisions – SUPPLIER believes the partnership can be improved with more data-based decision making.  One example is Six Sigma.   COORS can help by supporting and participating in SUPPLIER’s data gathering and analysis activities.  Another example is performance-based specifications.  If the Parties better understood the parameters required, the result would be better designs and faster qualifications.

•      Forecast Accuracy – COORS is committed to working with SUPPLIER to improve forecast accuracy.

•      Speed to Market – SUPPLIER is interested in increasing the speed at which new projects are developed and implemented.  COORS needs to work to improve speed to market with SUPPLIER.

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT I

(COST SAVING PROGRAM)

[* * *]

DEVELOPMENT COSTS

[* * *]  Subject to Articles 7 and 10 of this Agreement, eligible development costs are defined as external expenses supported by an invoice that do not benefit another SUPPLIER customer.  Internal expenses such as scrap, labor, travel, line time, etc. are not eligible costs.  Tooling unique to COORS’ products, outside testing, and test materials are examples of eligible costs.  If the project will benefit other SUPPLIER customers, then SUPPLIER pays all development costs.  These factors must be identified when approval is made on the attached form.  Each eligible expense must be added to the form and initialed by both Parties before it is incurred.  [* * *]  Development costs to be allocated and reconciled on a monthly basis.

TRACKING AND IMPLEMENTATION

Eligible projects implemented will fall into one of two possible categories: price reductions or non-price reductions.  [* * *]

(continued)

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT I (Continued)

(COST SAVING PROGRAM)

The implementation date and [* * *] reduction are recorded on the attached form and initialed.

[* * *]

GOAL

The goal for gain sharing projects prior to sharing is [* * *] each year and each party has the incentive to maximize the number of eligible projects implemented.

[* * *]

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

EXHIBIT I (Continued)

(COST SAVING PROGRAM)

[* * *]

NOTE:  CERTAIN CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH OMITTED INFORMATION HAS BEEN MARKED WITH A BRACKETED TRIPLE ASTERISK (“[* * *]”).

FORM

Project Name

Description

Expected Benefit

Reduction in Functionality (Y/N)

Commercially Available from SUPPLIER (Y/N)

Requires Assistance of other Party (Y/N)

Eligible Gain Sharing Project (Y/N)	Signed/Dated SUPPLIER	Signed/Dated COORS
Applies to Low-Cost Laminate (Y/N)	Signed/Dated SUPPLIER	Signed/Dated COORS

Price Reduction or Non-Price Reduction (circle one)

Party Claiming unique Intellectual Property (Y/N)

Benefits other SUPPLIER Customers (Y/N)

Gives SUPPLIER Competitive Advantage (Y/N)

Development Costs Eligible (Y/N)		Signed/Dated SUPPLIER	Signed/Dated COORS
COORS

Development Cost 1	$ Cost	Initialed SUPPLIER	Initialed COORS
Development Cost…	$ Cost	Initialed SUPPLIER	Initialed COORS

For Price Reduction Projects:

$/1000 Reduction	Implementation Date	Initialed SUPPLIER	Initialed COORS

For Non-Price Reduction Projects:

Period 1	$ Saved	Initialed SUPPLIER	Initialed COORS
Period …	$ Saved	Initialed SUPPLIER	Initialed COORS